SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                          ABACAN RESOURCE CORPORATION
                (Name of Registrant as Specified in its Charter)


      _____________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

      2.    Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      4.    Proposed maximum aggregate value of transaction:

      5.    Total fee paid:

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.    Amount Previously Paid:
      2.    Form, Schedule or Registration Statement No.:
      3.    Filing Party:
      4.    Date Filed:

                          ABACAN RESOURCE CORPORATION

                 NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING
                         OF THE COMMON SHAREHOLDERS OF
                          ABACAN RESOURCE CORPORATION

                            MONDAY, MARCH 29, 1999
                              J.W. MARRIOTT HOTEL
                                HOUSTON, TEXAS

TO THE SHAREHOLDERS:

            TAKE NOTICE that the Annual General and Special Meeting (the "Meeting") of the common shareholders of Abacan Resource Corporation (the "Corporation") will be held at the J.W. Marriott Hotel, 5051 Westheimer, Houston, Texas, 77056, at the hour of 10:00 o'clock a.m. (Houston time) on Monday, March 29, 1999, for the following purposes:

1. To receive and consider the Report to the Shareholders of the Board of Directors and the audited financial statements for the fiscal year ended December 31, 1998 and the Report of the Auditors thereon.

2. To fix the Board of Directors of the Corporation at five (5) members and to elect a Board of Directors of the Corporation for the ensuing year.

3. To consider, and if deemed appropriate, to authorize the board of directors in its sole discretion, to amend the Articles of the Corporation to give effect to a consolidation (reverse split) of the Corporation's common shares in accordance with the Conversion Formula described in the Management Information Circular accompanying this Notice of Annual and Special Meeting.

4. To re-appoint Deloitte & Touche, L.L.P., as Auditors for the Corporation for the ensuing year or until they are removed or resign from office.

5. To transact such other business as may be properly brought before the Meeting or any adjournment thereof.

            DATED at Houston, Texas this 1st day of March, 1999.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          ("SIGNED")
                                          TIMOTHY T. STEPHENS
                                          PRESIDENT

                                   IMPORTANT

Shareholders who are unable to attend the Meeting in person are requested to date and sign the enclosed form of Instrument of Proxy and return it in the envelope provided for that purpose to the Corporation's transfer agent not less than 48 hours, excluding Saturdays, Sundays and statutory holidays, prior to the time of the Meeting or any adjournment thereof. The Chairman of the Meeting may, at his discretion, accept proxies at any time up to the commencement of the Meeting.

Shareholders are cautioned that the use of the mail to transmit Instruments of Proxy is at each shareholder's risk.

The Board of Directors of the Corporation has fixed the Record Date for the Meeting at the close of business on February 5, 1999 (the "Record Date"). Only shareholders of record at the close of business on the Record Date are entitled to vote such common shares at the Meeting on the basis of one vote for each common share held except to the extent that, (i) the holder transfers his or her shares are the close of business on the Record Date, and (ii) such transferee produces properly endorsed share certificates to the Secretary or Transfer Agent of the Corporation or otherwise establishes his or her ownership of the shares, at least 10 days prior to the Meeting, in which case the transferee may vote those shares.

                           ABACAN RESOURCE CORPORATION

                                EXECUTIVE OFFICE
                          3050 POST OAK BLVD, SUITE 699
                                 HOUSTON, TEXAS
                                  U.S.A. 77056

               MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT

                            SOLICITATION OF PROXIES

THIS MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT (THE "MANAGEMENT CIRCULAR") IS PROVIDED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS AND THE MANAGEMENT OF ABACAN RESOURCE CORPORATION (THE "CORPORATION") FOR THE ANNUAL GENERAL AND SPECIAL MEETING OF THE SHAREHOLDERS OF THE CORPORATION (THE "MEETING") TO BE HELD ON MONDAY, MARCH 29, 1999 AT 10:00 A.M. (HOUSTON TIME) AT THE J.W. MARRIOTT HOTEL, 5051 WESTHEIMER, HOUSTON, OR AT ANY ADJOURNMENT THEREOF FOR THE PURPOSES SET OUT IN THE ACCOMPANYING NOTICE OF MEETING.

Although it is expected that the solicitation of proxies will be primarily by mail, proxies may also be solicited personally or by telephone, telegraph or personal interview by regular employees of the Corporation. Such persons will not receive additional compensation from the Corporation for the solicitation of such proxies. In accordance with Canadian National Policy No. 41, arrangements have been made with brokerage houses and other intermediaries, clearing agencies, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the common shares held of record by such persons and the Corporation may reimburse such persons for reasonable fees and disbursements incurred by them in doing so. THE COSTS THEREOF WILL BE BORNE BY THE CORPORATION.

In this Management Circular all monetary references are to U.S. dollars unless indicated otherwise. The date of this Management Circular is February 26, 1999. The date on which this Management Circular is first being sent or given to security holders is on or about March 5, 1999.

The Corporation's Annual Report to Shareholders for the year ended December 31, 1998 is being mailed to all shareholders entitled to vote at the Meeting. The Annual Report does not constitute a part of this proxy solicitation material.

                     APPOINTMENT AND REVOCATION OF PROXIES

The persons named in the enclosed Instrument of Proxy ("Proxy") have been selected by directors or officers of the Corporation and have indicated their willingness to represent as proxy the shareholder who appoints them. A SHAREHOLDER HAS THE RIGHT TO DESIGNATE A PERSON (WHO NEED NOT BE A SHAREHOLDER) OTHER THAN TIMOTHY T. STEPHENS, PRESIDENT, OF HOUSTON, TEXAS AND EDWARD W. TAPUSKA, SECRETARY, OF CALGARY, ALBERTA, BEING MANAGEMENT DESIGNEES, TO REPRESENT HIM OR HER AT THE MEETING. Such right may be exercised by inserting in the space provided for that purpose on the Proxy the name of the person to be designated and deleting therefrom the names of the management designees, or by completing another proper form of Proxy. Such shareholder should notify the nominee of the appointment, obtain a consent to act as proxy and should provide instructions on how the shareholder's shares are to be voted. In any case, the form of Proxy should be dated and executed by the shareholder or an attorney authorized in writing, with proof of such authorization attached where an attorney executed the form of Proxy.

A form of Proxy will not be valid for the Meeting or any adjournment thereof unless it is completed and delivered to Montreal Trust Company, 6th Floor, 530 8th Avenue S.W., Calgary, Alberta, Canada T2P 3S8, at least forty eight (48) hours, excluding Saturdays and holidays, before the time of the Meeting

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ABACAN RESOURCE CORPORATION                   MANAGEMENT INFORMATION CIRCULAR
or any adjournment thereof. The Chairman of the Meeting may, at his discretion, accept proxies at any time up to the commencement of the Meeting.

In addition to revocation in any other manner permitted by law, a shareholder who has given a proxy may revoke it, any time before it is exercised, by instrument in writing executed by the shareholder or by his attorney authorized in writing and deposited either at the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the proxy is to be used, or with the Chairman of the Meeting on the day of the Meeting or any adjournment thereof. In addition, a proxy may be revoked by the registered shareholder personally attending at the meeting and voting his shares.

                       ADVICE TO BENEFICIAL SHAREHOLDERS

Only shareholders of record at the close of business on the Record Date are entitled to vote at the Meeting. Shareholders who do not hold their shares in their own name (referred to herein as "Beneficial Shareholders") are advised that only proxies from shareholders of record can be recognized and voted upon at the Meeting. Beneficial Shareholders who complete and return a proxy must indicate thereon the person (usually a brokerage house) who holds their common shares as a registered shareholder. Every intermediary (broker) has its own mailing procedure, and provides its own return instructions, which should be carefully followed. The form of Proxy supplied to Beneficial Shareholders is substantially the same as that provided to registered shareholders. However, its purpose is limited to instructing the registered shareholder how to vote on behalf of the Beneficial Shareholder.

All references to shareholders in this Management Circular and the accompanying form of Proxy and Notice of Meeting are to shareholders of record unless specifically stated otherwise.

                               VOTING OF PROXIES

All common shares represented at the Meeting by properly executed Proxies will be voted (including the voting on any ballot), in the manner specified on the Proxy. Where a choice with respect to any matter to be acted upon has been specified in the Proxy, the common shares represented by the Proxy will be voted in accordance with such specification. IN THE ABSENCE OF ANY SUCH SPECIFICATION, THE MANAGEMENT DESIGNEES, IF NAMED AS PROXY, WILL VOTE IN FAVOUR OF THE MATTERS SET OUT THEREIN.

THE ENCLOSED FORM OF PROXY CONFERS DISCRETIONARY AUTHORITY UPON THE MANAGEMENT DESIGNEES, OR OTHER PERSONS NAMED AS PROXY, WITH RESPECT TO AMENDMENTS TO OR VARIATIONS OF MATTERS IDENTIFIED IN THE NOTICE OF MEETING AND ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING. AS OF THE DATE HEREOF, THE CORPORATION IS NOT AWARE OF ANY AMENDMENTS TO, VARIATIONS OF OR OTHER MATTERS WHICH MAY COME BEFORE THE MEETING. IN THE EVENT THAT OTHER MATTERS COME BEFORE THE MEETING, THEN THE MANAGEMENT DESIGNEES INTEND TO VOTE IN ACCORDANCE WITH THE JUDGMENT OF THE MANAGEMENT OF THE CORPORATION.

                  VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

OUTSTANDING SHARE CAPITAL AND QUOROM REQUIREMENTS

The Corporation has an authorized capital consisting of an unlimited number of common shares, without nominal or par value, of which 114,370,836 are issued and outstanding as at February 5, 1999 (the
"Record Date") .

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ABACAN RESOURCE CORPORATION                   MANAGEMENT INFORMATION CIRCULAR

Holders of common shares of record at the close of business on the Record Date are entitled to vote such common shares at the Meeting on the basis of one vote for each common share held except to the extent that, (i) the holder transfers his or her common shares after the close of business on the Record Date, and
(ii) such transferee produces properly endorsed share certificates to the Secretary or Transfer Agent of the Corporation or otherwise establishes his or her ownership of the common shares, at least 10 days prior to the Meeting, in which case the transferee may vote those common shares.

The presence of two persons holding at least five percent (5%) of the issued and outstanding common shares of the Corporation entitled to vote at the Meeting, either in person or represented by properly executed proxies, is necessary to constitute a quorum for the transaction of business at the Meeting. If there are not sufficient common shares represented in person or by proxy at the Meeting to constitute a quorum, the Meeting may be postponed or adjourned in order to permit further solicitation of proxies by the Corporation. Abstentions are counted as "shares present" at the Meeting for purposes of determining the presence of a quorum while broker non-votes (which result when a broker holding shares for a Beneficial Shareholder has not received timely voting instructions on certain matters from such Beneficial Shareholder) are not considered "shares present" at the meeting with respect to any matter.

To the knowledge of the Corporation, the following table sets forth information as of the Record Date with respect to beneficial ownership of the Corporation's common shares by (i) each director, (ii) each executive officer, (iii) all executive officers and directors as a group, and (iv) each person known to the Corporation to beneficially own 5% or more of its outstanding common shares. Except as otherwise indicated below, the address of all such persons is c/o Abacan Resource Corporation, 3050 Post Oak Blvd, Suite 699 Houston, Texas, U.S.A., 77056. Unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to the shares beneficially owned.

                                                  NUMBER OF         PERCENTAGE
                                                    SHARES           OF SHARES
          NAME AND ADDRESS OF                    BENEFICIALLY      BENEFICIALLY
            BENEFICIAL OWNER                       OWNED(1)          OWNED(2)
                                                 ------------      ------------
Directors and Executive Officers as a group(3)     12,829,104              9.93%
Timothy T. Stephens ...........................     1,867,666(5)           1.46%
James S. Harvie ...............................     1,725,500(6)           1.35%
Daryl K. ("Doc") Seaman(14) ...................       590,000(7)           0.46%
Wade G. Cherwayko(14) .........................     6,470,938(8)           5.06%
Said S. Arrata(14) ............................       500,000(9)           0.39%
T.B. ("Tunde") Folawiyo .......................     1,675,000(10)          1.31%
Baudoin de La Grandville(4) ...................       150,000(11)          0.12%
Tom Horricks(4) ...............................       162,500(12)          0.13%
State Street Research & Management Company ....    10,019,200(13)          7.84%
One Financial Centre, 30th Floor ..............    11,414,700(15)          8.93%
Boston, MA 02111-2690
Mutual Management Corp. .......................    10,916,000              8.54%
388 Greenwich Street
New York, New York 10013

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ABACAN RESOURCE CORPORATION                   MANAGEMENT INFORMATION CIRCULAR

                                                    NUMBER OF      PERCENTAGE
                                                      SHARES        OF SHARES
          NAME AND ADDRESS OF                       BENEFICIALLY   BENEFICIALLY
            BENEFICIAL OWNER                          OWNED(1)        OWNED(2)
                                                    ------------   ------------
Travelers Group Inc. ............................     15,356,817          12.01%
388 Greenwich Street
New York, New York 10013

Notes:

(1) Includes common shares and stock options currently exercisable or exercisable within 60 days of the Record Date. All information is as of the Record Date and was determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, based upon information furnished by the persons listed or contained in the most recent filings made by them with the Securities and Exchange Commission or otherwise known to the Corporation. Unless otherwise indicated, beneficial ownership disclosed consists of sole voting and dispositive power. Stock options currently exercisable, or exercisable within sixty days into common shares of the Corporation, are deemed outstanding for computing the percentage of ownership of the person holding the stock options, but are not deemed outstanding for computing the percentage of ownership of any other person. The exercise price of all options granted to the holders thereof are in Canadian dollars. Such exercise price has, for the purposes of this table and the notes thereto, been converted into U.S. dollars utilizing a conversion rate of Cdn. $1.52 per U.S. $1.00.
(2) These percentages are based on 127,778,940 common shares outstanding which number has been calculated by adding all of the options exercisable by the Named Executive Officers to the Corporation's current issued and outstanding common shares.
(3) Includes all of the Corporation's directors and executive officers as a group and includes the securities described in footnotes 5 through 12 inclusive. Following the Record Date, Mr. James Kishpaugh and Mr. Kenneth Rutherford were appointed to the Board of Directors. Neither Mr. Rutherford of Kishpaugh hold shares in the Company.
(4) Individuals with total salary and bonuses during the most recently completed financial year exceed $100,000.
(5) Includes an option to purchase 666,666 common shares at an exercise price of $2.14 per common share expiring February 10, 2003; an option to purchase 750,000 common shares at an exercise price of $0.39 per common share expiring June 2, 2003; an option to purchase 425,000 common shares at an exercise price of $0.18 per common share expiring October 23, 1998; and an option to purchase 25,000 common shares at an exercise price of $0.23 per common share expiring October 23, 2003. Does not include options to acquire 333,334 common shares that are not currently exercisable.
(6) Includes an option to purchase 500,000 common shares at an exercise price of $2.56 per common share expiring July 8, 2002; an option to purchase 500,000 common shares at an exercise price of $0.39 per common share expiring June 2, 2003; an option to purchase 587,500 common shares at an exercise price of $0.18 per common share expiring October 23, 2003; and an option to purchase 37,500 common shares at an exercise price of $0.23 per common share expiring October 23, 2003.
(7) Includes an option to purchase 215,000 common shares at an exercise price of $2.40 per common share expiring January 26, 2001; an option to purchase 100,000 common shares at an exercise price of $7.99 per common share expiring February 1, 2002; an option to purchase 100,000 common shares at an exercise price of $2.56 per common share expiring July 8, 2002; an option to purchase 100,000 common shares at an exercise price of $0.39 per common share expiring June 2, 1998; and an option to purchase 75,000 common shares at an exercise price of $0.18 per common share expiring October 23, 2003.
(8) Includes an option to purchase 207,700 common shares at an exercise price of $1.77 per common share expiring March 1, 2000; an option to purchase 975,000 common shares at an exercise price of $2.40 per common share expiring January 26, 2001; an option to purchase 625,000 common shares at an exercise price of $2.56 per common share expiring July 8, 2002; an option to purchase 200,000 common shares at an exercise price of $0.39 per common share expiring June 2, 2003; an option to purchase 500,000 common shares at an exercise price of $0.18 per common share expiring October 23, 2003; and an option to purchase 25,000 common shares at an exercise price of $0.23 per common share expiring October 23, 2003.
(9) Includes an option to purchase 175,000 common shares at an exercise price of $1.77 per common share expiring March 1, 2000; an option to purchase 125,000 common shares at an exercise price of $2.40 per common share expiring January 26, 2001; an option to purchase 75,000 common shares at an exercise price of $7.99 per common share expiring February 1, 2002; an option to purchase 25,000 common shares at an exercise price of $2.56 per common expiring July 8, 2002; and an option to purchase 100,000 common shares at an exercise price of $0.18 per common share expiring October 23, 2003.
(10) Includes an option to purchase 50,000 common shares at an exercise price of $1.77 per common share expiring March 1, 2000; an option to purchase 600,000 common shares at an exercise price of $2.40 per common share expiring January 26, 2001; an option to purchase 350,000 common shares at an exercise price of $2.56 per common share expiring July 8, 2002; an option to purchase 200,000 common shares at an exercise price of $0.39 per common share expiring June 2, 2003; an option to purchase 450,000 common shares at an exercise price of $0.18 per common share expiring October 23, 2003; and an option to purchase 25,000 common shares at an exercise price of $0.23 per common share expiring October 23, 2003.
(11) Includes an option to purchase 25,000 common shares at an exercise price of $2.56 per common share expiring July 8, 2002; an option to purchase 50,000 common shares at an exercise price of $0.39 per common share expiring June 2, 2003, and an option to purchase 75,000 common shares at an exercise price of $0.18 per common share which expires on October 23, 2003.
(12) Includes an option to purchase 105,000 common shares at an exercise price of $3.52 per common share expiring July 23, 2001; an option to purchase 12,500 common shares at an exercise price of $2.56 per common share expiring July 8, 2002; an option to purchase 20,000 common shares at an exercise price of $0.39 per common share expiring June 2, 2003; and an option to purchase 25,000 common shares at an exercise price of $0.18 per common share expiring October 23, 2003.
(13)  Reflects shares held in which the beneficial holder has sole voting power.
(14)  Resigned as a director of the Corporation effective February 8, 1999.

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ABACAN RESOURCE CORPORATION                   MANAGEMENT INFORMATION CIRCULAR
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                                   - 5 -

(15) Reflects shares held in which the beneficial holder has sole dispositive power.

          GENERAL INFORMATION WITH RESPECT TO THE BOARD OF DIRECTORS

GENERAL

At December 31, 1998, the Corporation had six directors. On February 8, 1999, Wade G. Cherwayko, Said Arrata and Daryl Seaman resigned as directors and James Kishpaugh and Kenneth Rutherford were appointed as directors.

MEETINGS

For the year ended December 31, 1998, the Board of Directors held 3 formal meetings and acted 9 times by unanimous consent. There are three standing committees of the Board of Directors, the Audit Committee, the Compensation Committee and the Corporate Governance Committee. The Corporation does not have a standing Nomination Committee.

COMMITTEES OF THE BOARD

AUDIT COMMITTEE. On the Record Date, the Audit Committee consisted of James Harvie, Said Arrata and Daryl Seaman. Messrs. Arrata and Seaman resigned from the Board of Directors and Audit Committee on February 8, 1999. Mr. Kishpaugh and Mr. Rutherford were appointed to the Audit Committee on February 18, 1999. The general function of the Audit Committee is to oversee the Corporation's financial reporting process and to periodically report to the Board of Directors in respect thereof. In discharging its responsibilities, the Audit Committee has adopted a number of practices intended to ensure accurate and timely financial reporting and to preserve the independence of the external auditor. These practices include (1) the review of management's recommendation for external auditors; (2) the review of the terms of engagement of the auditor; (3) the review of the audit plan with the auditor and management; and (4) the questioning of management and the external auditor regarding any significant financial reporting issues or changes in reporting policies or procedures. During 1998, the Audit Committee held two meetings.

COMPENSATION COMMITTEE. On the Record Date, the Compensation Committee consisted of James Harvie, Said Arrata and Daryl Seaman. Messrs. Arrata and Seaman resigned from the Board of Directors and Compensation Committee on February 8, 1999. Mr. Kishpaugh and Mr. Rutherford were appointed to the Audit Committee on February 18, 1999. The principal function of the Compensation Committee is to periodically determine the amount and form of compensation and benefits to be paid to the Corporation's executive officers and principal management personnel. See "Report of Compensation Committee on Executive Compensation." During 1998, the Compensation Committee held two formal meetings and met periodically throughout the year as circumstances required.

CORPORATE GOVERNANCE COMMITTEE. On the Record Date, the Corporate Governance Committee consisted of James Harvie, Said Arrata and Daryl Seaman. Messrs. Arrata and Seaman resigned from the Board of Directors and Corporate Governance Committee on February 8, 1999. Mr. Kishpaugh and Mr. Rutherford were appointed to the Corporate Governance Committee on February 18, 1999. The principal function of the Corporate Governance Committee is review the Corporation's existing corporate governance procedures, make recommendations to the Board as a whole on how to better achieve effective corporate governance and to report annually to the shareholders of the Corporation on those areas where the Corporation does not comply with the corporate governance guidelines established by The Toronto Stock Exchange.

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                                   - 6 -

               COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

COMPENSATION OF DIRECTORS

During the fiscal year ended December 31, 1998, the Corporation paid no cash compensation (including salaries, director's fees, commissions, bonuses paid for services rendered, bonuses paid for services rendered in a previous year, and any compensation other than bonuses earned by the directors for services rendered) to the directors for services rendered as such. Compensation has been paid by the Corporation to certain directors or companies owned or controlled by directors where such directors have provided ongoing professional consulting or employment services to the Corporation or its subsidiaries. Executive officers of the Corporation who also act as directors of the Corporation, do not receive any additional compensation for services rendered in their capacity as directors, other than as paid by the Corporation to such executive officers in their capacity as executive officers. See " -- Compensation of Executive Officers".

During the fiscal year ended December 31, 1998, a total of 4,999,500 stock options were granted to the directors of the Corporation (including directors who were executive officers). See " -- Stock Options".

COMPENSATION OF EXECUTIVE OFFICERS

During the fiscal year ended December 31, 1998, the Corporation had three executive officers, two of whom continued to hold such positions with the Corporation at its most recently completed year end. The two executive officers at year end were Mr. Timothy Stephens, President and Chief Executive Officer and Mr. James Harvie, Vice-Chairman and Chief Operating Officer. On February 10, 1998, Mr. Timothy T. Stephens assumed the position of President and Chief Executive Officer of the Corporation from Mr. Wade Cherwayko who continues to be a consultant to and an officer and director of several of the Corporation's foreign subsidiaries. The aggregate cash compensation (including salaries, director's fees, commissions, consulting fees, bonuses paid for services rendered bonuses paid for services rendered in a previous year, and any compensation other than bonuses earned) paid to the three executive officers and corporations controlled by them by the Corporation and its subsidiaries for services rendered, during the fiscal period ended December 31, 1998, totalled approximately $199,500 to Mr. Stephens, approximately $150,000 to Mr. Harvie, and approximately $197,500 to Mr. Cherwayko. A company wholly owned by Mr. Cherwayko also became entitled to receive production royalty payments of approximately $1,082,000 during the fiscal year ended December 31, 1998 from Liberty Technical Services Ltd., ("Liberty") a wholly owned subsidiary of the Corporation. Liberty has not yet paid the production royalty.

1.    SUMMARY COMPENSATION

The following table sets forth a summary of the annual and long term compensation for services paid during the Corporation's fiscal period ended December 31, 1998 and the last three fiscal periods prior thereto to the Corporation's Chief Executive Officer and other executive officers (the "Named Executive Officers") whose compensation exceeded $100,000 during the fiscal year ended December 31, 1998.

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                          SUMMARY COMPENSATION TABLE


                                                              ANNUAL COMPENSATION                       LONG TERM COMPENSATION
                                                 ----------------------------------------------   ----------------------------------
                                                                                                                         ALL OTHER
                                                                                                                        COMPENSATION
                                                                                   OTHER ANNUAL     SECURITIES          (INCLUDING
                                                 FISCAL                            COMPENSATION    UNDER OPTIONS         INSURANCE
                                                 PERIOD                            (INCLUDING      (INCLUDING           PREMIUMS AND
             NAME AND PRINCIPAL                  ENDING      TOTAL                 INTEREST AND    WARRANTS AND          SURRENDER
                  POSITION                       (D/M/Y)     SALARY        BONUS    DIVIDENDS)    RIGHTS) GRANTED          VALUES)
----------------------------------------------   --------   ---------      -----   ------------   ---------------       ------------
Timothy Stephens .............................   31/12/98   $ 199,553(2)     NIL            NIL         2,200,000(3)             NIL
Chief Executive ..............................   31/12/97         NIL        NIL            NIL               NIL                NIL
Officer(1) ...................................   31/12/96         NIL        NIL            NIL               NIL                NIL

James S. Harvie ..............................   31/12/98   $ 150,000        NIL            NIL         1,125,000(5)             NIL
Vice Chairman and ............................   31/12/97   $ 100,000        NIL            NIL           500,000(6)             NIL
Chief Operating ..............................   31/12/96         NIL        NIL            NIL               NIL                NIL
Officer(4)

Wade G. Cherwayko, ...........................   31/12/98   $ 197,498        NIL            NIL(8)        725,000(10)            NIL
Director(7) ..................................   31/12/97   $ 124,999(1)     NIL            NIL         1,250,000(11)            NIL
                                                 31/12/96         NIL        NIL   $     66,250(9)        975,000(12)            NIL

T.B. (Tunde) Folawiyo ........................   31/12/98   $ 189,999        NIL            NIL           675,000(14)            NIL
Director(13) .................................   31/12/97   $ 100,000        NIL            NIL           700,000(15)            NIL
                                                 31/12/96         NIL        NIL            NIL           600,000(16)            NIL

Baudoin La Grandville ........................   31/12/98     177,600        NIL            NIL           125,000(17)            NIL
                                                 31/12/97      88,000        NIL            NIL            50,000(18)            NIL
                                                 31/12/96         NIL        NIL            NIL               NIL                NIL

Tom Horricks .................................   31/12/98     129,999        NIL            NIL            45,000(19)            NIL
                                                 31/12/97     129,999        NIL            NIL            25,000(20)            NIL
                                                 31/12/96      43,333        NIL            NIL           155,000(21)            NIL

Notes:

(1) Mr. Stephens assumed the position of President, CEO and director on February 10, 1998.
(2)   Reflects salary from February 10 to December 31, 1998.
(3) Represents stock options exercisable into 1,000,000 common shares at $2.14 per common share; stock options exercisable into 750,000 common shares at $0.39 per common share; stock options exercisable into 425,000 common shares at $0.18 per common share and stock options exercisable into 25,000 common shares at $0.23 per common share.
(4) Mr. Harvie became a director and assumed the position of Vice President and Chief Operating Officer on June 20, 1997.
(5) Represents stock options exercisable into 500,000 common shares at $0.39 per common share; stock options exercisable into 587,500 common shares at $0.18 per common share and stock options exercisable into 37,500 common shares at $0.23 per common share.
(6) Represents stock options exercisable into 500,000 Common Shares at $2.56 per common share.
(7) Mr. Cherwayko was President and CEO to February 10, 1998 and continued to be a director at the most recently completed year end Mr. Cherwayko resigned as a director on February 8, 1999. Mr Cherwayko continues to provide ongoing consulting services to the Corporation and its subsidiaries.
(8) A company wholly-owned by Mr. Cherwayko received or is entitled to received from Liberty, a subsidiary of the Corporation, a gross overriding production royalty of approximately $1,082,000 at the fiscal year ended December 31, 1998. Liberty has not yet paid the production royalty.
(9) The amounts shown were paid by wholly-owned subsidiaries of the Corporation to a private company wholly-owned by Mr. Cherwayko, in connection with consulting services provided to such subsidiaries for overseeing their foreign oil and gas operations.
(10) Represents stock options exercisable into 200,000 common shares at $0.39 per common share; stock options exercisable into 500,000 common shares at $0.18 per common share and stock options exercisable into 25,000 common shares at $0.23 per common share.
(11) Represents stock options exercisable into 1,250,000 common shares at $2.56 per common share.
(12) Represents stock options exercisable into 975,000 common shares at $2.40 per common share.
(13) Mr. Folawiyo provides ongoing consulting services to the Corporation and its subsidiaries.
(14) Represents stock options exercisable into 200,000 common shares at $0.39 per common share; stock options exercisable into 450,000 common shares at $0.18 per common share and stock options exercisable into 25,000 common shares at $0.23 per common share.
(15) Represents stock options exercisable into 700,000 common shares at $2.56 per common share.
(16) Represents stock options exercisable into 600,000 common shares at $2.40 per common share.
(17) Represents stock options exercisable into 50,000 common shares at $0.39 per common share and stock options exercisable into 75,000 common shares at $0.18 per common share.
(18) Represents stock options exercisable into 50,000 common shares at $2.56 per common share.
(19) Represents stock options exercisable into 25,000 common shares at $0.18 per common share and stock options exercisable into 20,000 common shares at $0.39 per common share.
(20) Represents stock option exercisable into 25,000 common shares at $2.56 per common share.
(21) Represents stock options exercisable into 155,000 common shares at $3.52 per common share.

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ABACAN RESOURCE CORPORATION                   MANAGEMENT INFORMATION CIRCULAR

2.    STOCK OPTIONS

The Named Executive Officers of the Corporation were granted 4,895,000 stock options during the fiscal year ended December 31, 1998. The following table sets forth the stock options granted during the most recently completed financial year to the Named Executive Officers of the Corporation.


                OPTIONS GRANTED DURING THE FINANCIAL YEAR ENDED
                               DECEMBER 31, 1998

                                                                  % OF TOTAL                    MARKET VALUE OF
                                                                    OPTIONS                        SECURITIES
                                                    SECURITIES     GRANTED TO                      UNDERLYING
                                                      UNDER        EMPLOYEES      EXERCISE      OPTIONS/SAR'S ON
                                                   OPTIONS/SAR'S   IN FISCAL      PRICE(1)      DATE OF GRANT(1)
                      NAME                          GRANTED (#)      YEAR        ($/SECURITY)     ($/SECURITY)      EXPIRATION DATE
------------------------------------------------   -------------   ----------    ------------   ----------------   -----------------
Timothy Stephens ...............................       1,000,000                  $2.14/share        $2.14/share   February 10, 2003
                                                         750,000                  $0.39/share        $0.39/share        June 2, 2003
                                                         425,000                  $0.18/share        $0.18/share    October 23, 2003
                                                          25,000                  $0.23/share        $0.23/share    October 23, 2003
                                                   -------------
                                                       2,200,000        38.53%

James Harvie ...................................         500,000                  $0.39/share        $0.39/share        June 2, 2003
                                                         587,500                  $0.18/share        $0.18/share    October 23, 2003
                                                          37,500                  $0.23/share        $0.23/share    October 23, 2003
                                                   -------------
                                                       1,125,000        19.70%

Wade Cherwayko .................................         200,000                  $0.39/share        $0.39/share        June 2, 2003
                                                         500,000                  $0.18/share        $0.18/share    October 23, 2003
                                                          25,000                  $0.23/share        $0.23/share    October 23, 2003
                                                   -------------
                                                         725,000        12.70%

Tunde Folawiyo .................................         200,000                  $0.39/share        $0.39/share        June 2, 2003
                                                         450,000                  $0.18/share        $0.18/share    October 23, 2003
                                                          25,000                  $0.23/share        $0.23/share    October 23, 2003
                                                   -------------
                                                         675,000        11.82%

Baudoin La Grandville ..........................          50,000                  $0.39/share        $0.39/share        June 2, 2003
                                                          75,000                  $0.18/share        $0.18/share    October 23, 2003
                                                   -------------
                                                         125,000         2.19%

Tom Horricks ...................................          20,000                  $0.39/share        $0.39/share        June 2, 2003
                                                          25,000                  $0.18/share        $0.18/share    October 23, 2003
                                                   -------------
                                                          45,000         0.79%

Notes:

(1) The exercise price of all options granted to the holders thereof are in Canadian dollars. Such exercise price has for the purposes hereof, been converted into U.S. dollars utilizing a conversion rate of Cdn.
      $1.52 per U.S. $1.00.

The following table sets forth information in respect of all stock options which were either exercised or not exercised by the Named Executive Officers of the Corporation during the Corporation's fiscal period ended December 31, 1998.

------------------------------------------------------------------------------

ABACAN RESOURCE CORPORATION                   MANAGEMENT INFORMATION CIRCULAR

          AGGREGATED OPTIONS EXERCISED DURING THE FISCAL PERIOD ENDED
                               DECEMBER 31, 1998

                                                                                                                 AGGREGATE VALUE OF
                                                                                                                 UNEXERCISED "IN-THE
                                                   SECURITIES                        UNEXERCISED OPTIONS AS AT     MONEY" OPTIONS
                                                   ACQUIRED ON   AGGREGATE DOLLAR       DECEMBER 31, 1998           EXERCISABLE/
                   NAME AND TITLE                   EXERCISE     VALUE REALIZED(1)   EXERCISABLE/UNEXERCISABLE     UNEXERCISABLE(2)
------------------------------------------------   -----------   -----------------   -------------------------   -------------------
Timothy Stephens ...............................           NIL                 NIL       1,533,333 Exercisable   $61,750 Exercisable
Chief Executive Officer ........................          --                  --         666,667 Unexercisable    $Nil Unexercisable

James S. Harvie ................................           NIL                 NIL       1,375,000 Exercisable   $85,555 Exercisable
Vice Chairman and Chief ........................          --                  --         250,000 Unexercisable    $Nil Unexercisable
Operating Officer

Wade G. Cherwayko, .............................           NIL                 NIL       2,532,700 Exercisable   $72,250 Exercisable
Director .......................................          --                  --         625,000 Unexercisable    $Nil Unexercisable

Tunde Folawiyo .................................           NIL                 NIL       1,675,000 Exercisable   $65,250 Exercisable
Director .......................................          --                  --         350,000 Unexercisable    $Nil Unexercisable

Baudoin de La Grandville .......................           NIL                 NIL         150,000 Exercisable   $10,500 Exercisable
                                                          --                  --          25,000 Unexercisable    $Nil Unexercisable
                                                          --                  --           162,500 Exercisable    $3,500 Exercisable
Tom Horricks ...................................           NIL                 NIL        62,500 Unexercisable    $Nil Unexercisable

Notes:

(1) Being the aggregate of the difference between the market value realized on sale of the securities and the exercise price.
(2) Unexercised "in-the-money" options refer to those options in respect of which the market value of the underlying security as at the financial year end exceeds the exercise or base price of the option.
      The disclosure in this table shows the aggregate amount of the difference between the market value of the securities on The Toronto
      Stock Exchange as at December 31, 1998, being Cdn. $0.32 per common share, and the exercise price.

3.    LONG-TERM INCENTIVE PLANS

The Corporation currently has no long term incentive plans, other than stock options granted from time to time by the Board of Directors under the provisions of the Corporation's incentive stock option plan.

4.    STOCK APPRECIATION RIGHTS AND RESTRICTED SHARES

No stock appreciation rights or restricted shares were granted by the Corporation to the Named Executive Officers of the Corporation during the fiscal period ended December
31, 1998.

5.    STOCK OPTION AND SAR REPRICING

During the most recently completed financial year, Mr. Wade Cherwayko agreed to voluntarily cancel options to acquire 1,522,300 common shares at $7.17 per common share and options to acquire 500,000 common shares at $7.99 per common share for a total of 2,022,300 common shares. Mr. Folawiyo also agreed to voluntarily cancel options to acquire 300,000 common shares at $7.99 per common share and options to acquire 500,000 common shares at $7.17 per common share for a total of 800,000 common shares. In each case, the cancellation was made following a request by the Corporation to cancel options in order to facilitate the granting of options to new and existing directors, executive officers, consultants and employees. During the most recently completed financial year, Mr. Cherwayko and Mr. Folawiyo were granted options to acquire 725,000 and 675,000 common shares respectively. See "Stock Options". The grants to Messrs. Cherwayko and Folawiyo were included as part of a general grant of stock options to directors, executive officers, consultants and employees. Under the policies of The Toronto Stock Exchange, the cancellation and re-grant of options to acquire common shares constitutes a repricing of stock options. Such repricing is subject to shareholder ratification pursuant to the policies of the TSE. The

------------------------------------------------------------------------------

ABACAN RESOURCE CORPORATION                   MANAGEMENT INFORMATION CIRCULAR
following table sets forth details of all downward repricing of options held by executive officers of the Corporation during the most recently completed financial year.

                                                                                                                      LENGTH OF
                                                                MARKET PRICE                                        ORIGINAL OPTION
                                           SECURITIES UNDER   OF SECURITIES AT   EXERCISE PRICE                         TERM
                                            OPTIONS/SARS          TIME OF          AT TIME OF                        REMAINING AT
                                             REPRICED OR        REPRICING OR      REPRICING OR       NEW EXERCISE       DATE OF
                                               AMENDED           AMENDMENT         AMENDMENT            PRICE         REPRICING OR
      NAME           DATE OF REPRICING           (#)          ($/SECURITY)(1)     ($/SECURITY)       ($/SECURITY)      AMENDMENT
-----------------   --------------------   ----------------   ----------------   --------------      ------------   ---------------
Wade G ..........        June 2, 1998(2)            200,000   $           0.39   $         7.17(3)   $       0.39         42 months
Cherwayko .......    October 23, 1998(2)            500,000   $           0.18   $         7.17(3)   $       0.18         38 months
                        Dec. 15, 1998(2)             25,000   $           0.23   $         7.17(3)   $       0.23         36 months

Tunde ...........        June 2, 1998(2)            200,000   $           0.39   $         7.99(3)   $       0.39         44 months
Folawiyo ........    October 23, 1998(2)            450,000   $           0.18   $         7.17(3)   $       0.18         38 months
                    December 15, 1998(2)             25,000   $           0.23   $         7.17(3)   $       0.23         36 months

Notes:

(1) Reflects the closing price of the Corporation's common shares on the TSE (converted into U.S. currency) on the trading date immediately proceeding the date of the grant.
(2)   Reflects date new stock options were granted.
(3)   Reflects exercise price of options canceled in chronological order.

6.    PENSION AND RETIREMENT PLANS AND PAYMENTS MADE UPON TERMINATION OF
      EMPLOYMENT

The Corporation does not have any pension or retirement plan which is applicable to the Named Executive Officers. The Corporation has not provided compensation, monetary or otherwise, during the preceding fiscal year, to any person who now acts or has previously acted as a Named Executive Officer of the Corporation, in connection with or related to the retirement, termination or resignation of such person and the Corporation has provided no compensation to such persons as a result of a change of control of the Corporation, its subsidiaries or affiliates. Other than as set out under the heading "Employment and Management Contracts", the Corporation is not currently party to any compensation plan or arrangement with a Named Executive Officer resulting from the resignation, retirement or the termination of employment of such person.

7.    EMPLOYMENT AND MANAGEMENT CONTRACTS

At the completion of the most recently completed financial year, the Corporation or its subsidiaries had an employment contract with Timothy Stephens, President and CEO of the Corporation and consulting arrangements with each of its other Named Executive Officers or companies owned or controlled by each of its other Named Executive Officers.

On February 10, 1998, Mr. Timothy T. Stephens assumed the position of President and Chief Executive Officer of the Corporation. Pursuant to an Employment Services Agreement (the "Agreement") dated February 10, 1998, Mr. Stephens is entitled to receive annual compensation of $225,000 payable monthly. The duration of the agreement is three years. In the event of early termination (except in the case of termination for cause) or non-renewal of the Agreement, Mr. Stephens is entitled to a termination/departure payment equivalent to one year's compensation. Mr. Stephens is entitled to incentive stock options at the discretion of the Board of Directors.

Mr. James Harvie, Vice-Chairman and Chief Operating Officer is currently entitled to annual compensation of $140,000 payable monthly. Effective October 1, 1998, Mr. Harvie accepted a reduction in

------------------------------------------------------------------------------

ABACAN RESOURCE CORPORATION                   MANAGEMENT INFORMATION CIRCULAR
compensation from $200,000 per annum to $140,000 per annum following a request by the Corporation's management to reduce overall levels of executive compensation. Mr. Harvie is entitled to receipt of incentive stock options at the discretion of the Board of Directors.

Mr. Cherwayko, through a wholly owned private company currently provides full-time consulting services to a number of the Corporation's subsidiaries. Prior to resigning as President and CEO in February 1998, Mr. Cherwayko received annual compensation of $250,000, after which his annual compensation was reduced to $225,000. Effective October 1, 1998, Mr. Cherwayko has been paid $13,333 per month ($160,000 per annum) following a request by the Corporation's management to reduce the levels of executive compensation. Mr. Cherwayko is entitled to receipt of incentive stock options at the discretion of the Board of Directors.

Mr. Folawiyo currently provides part-time consulting services to a number of the Corporation's subsidiaries and is entitled to annual compensation of $160,500, payable monthly. Effective October 1, 1998, Mr. Folawiyo accepted a reduction in annual compensation from $200,000 to $160,500 following a request from the Corporation's management to reduce the level of executive compensation. Mr. Folawiyo is entitled to receipt of incentive stock options at the discretion of the Board of Directors.

Mr. de La Grandville is a full-time consultant to one of the Corporation's subsidiaries and is entitled to annual compensation of $120,000 payable monthly and to receipt of incentive stock options at the discretion of the Board of Directors.

Mr. Horricks is a full-time consultant to the Corporation and its subsidiaries and is entitled to annual compensation of $130,000 and to receipt of incentive stock options at the discretion of the Board of Directors.

PLANS AND SHARE OPTIONS

The Corporation currently has in effect an Incentive Stock Option Plan (the "Plan") for directors, officers, employees and consultants of the Corporation and its subsidiaries. The Plan provides that the aggregate number of common shares which may be reserved for issuance under the Plan shall not exceed 18,750,000 common shares, that the number of common shares that can be reserved for insiders (directors, officers and persons holding 10% of the Corporation's issued and outstanding common shares) may not exceed 10% of the outstanding issue and that the aggregate number of common shares which may be reserved for issuance to any one individual shall not exceed 5% of the outstanding issue, subject to adjustment for subdivisions, consolidation (reverse split) or reclassification of the common shares, arrangements or mergers, the payment of stock dividends or other relevant changes in the capital of the Corporation. The Corporation currently has 14,262,200 common shares reserved for issuance and 12,356,200 common shares outstanding under the Plan.

The Plan provides that the Board of Directors shall administer the Plan unless a special committee of directors is appointed. No such committee has been appointed to date; however, the Compensation Committee is responsible for making recommendations to the Board with respect to the awarding of stock options. To date, the Board of Directors has followed the recommendations of the Compensation Committee.

The exercise price of the common shares covered by the issued stock options is determined by the directors but cannot be less than the greater of the "market price" as defined by the Plan, at the time of grant and the price permitted by The Toronto Stock Exchange.

------------------------------------------------------------------------------

ABACAN RESOURCE CORPORATION                   MANAGEMENT INFORMATION CIRCULAR

The exercise period of options shall be a period of time fixed by the Board of Directors, not to exceed the maximum period permitted by the TSE. If a holder shall cease to be a director, officer, employee or consultant for any reason other than death, the options granted to such holder will expire if not exercised within 90 days following such cessation unless the options are granted to a consultant in connection with specific services provided or to be provided by that consultant, in which case the options may be exercised only after the date of completion of such services and prior to 30 days following the date of completion. In the event of the death of a holder, the options are exercisable for a period of 12 months following the date of death by the person or persons to whom the holder's rights under the options pass by will or laws of descent and distribution.

The following stock options are outstanding to officers, directors, employees and consultants of the Corporation as of December 31, 1998:

                                                                                                EXERCISE PRICE
         GROUP                  NUMBER OF COMMON                                                 PER COMMON
(NUMBER OF PERSONS IN GROUP)   SHARES UNDER OPTION      DATE OF GRANT         EXPIRY DATE         SHARE(1)
----------------------------   -------------------   -------------------   -----------------    --------------
3 Executive Officers(2).....               207,700         March 8, 1995       March 1, 2000             $1.77
                                           975,000      February 1, 1996    January 26, 2001             $2.40
                                         1,750,000          July 8, 1997        July 8, 2002             $2.56
                                         1,000,000     February 10, 1998   February 10, 2003             $2.14
                                         1,450,000          May 22, 1998        June 2, 2003             $0.39
                                         1,512,500      October 23, 1998    October 23, 2003             $0.18
                                            87,500     December 15, 1998    October 23, 2003             $0.23

3 Directors(3)..............               225,000         March 8, 1995       March 1, 2000             $1.77
                                           940,000      February 1, 1996    January 26, 2001             $2.40
                                           175,000         April 1, 1997    February 1, 2002             $7.99
                                           950,000          July 8, 1997        July 8, 2002             $2.56
                                           300,000          May 22, 1998        June 2, 2003             $0.39
                                           625,000      October 23, 1998    October 23, 2003             $0.18
                                            25,000     December 15, 1998    October 23, 2003             $0.23
23 Others(4)................               100,000         March 8, 1995       March 1, 2000             $1.77
                                           346,000      February 1, 1996    January 26, 2001             $2.40
                                           155,000         July 23, 1997       July 23, 2001             $3.52
                                           177,500         April 1, 1997    February 1, 2002             $7.99
                                           435,000          July 8, 1997        July 8, 2002             $2.56
                                            90,000         July 28, 1997       July 28, 2002             $3.32
                                            50,000      October 13, 1997     October 1, 2002             $2.63
                                            70,000     November 20, 1997   November 20, 2002             $2.56
                                           535,000          May 22, 1998        June 2, 2003             $0.39
                                           150,000      October 23, 1998    October 23, 2003             $0.18
                                            25,000     December 15, 1998    October 23, 2002             $0.23
                               -------------------
Total                                   12,356,200

Notes:

(1) The exercise price of all options granted to the holders thereof are in Canadian dollars. Such exercise price has for the purposes hereof, been converted into U.S. dollars utilizing a conversion rate of Cdn. $1.52 per U.S. $1.00.
(2) Includes stock options granted to Mr. Timothy Stephens, James Harvie and Wade Cherwayko. Mr. Cherwayko ceased to be an executive officer of the Corporation on February 9, 1998 and as a director of the Corporation on February 8, 1999. Mr. Cherwayko continues to be a director of a number of the subsidiaries of the Corporation and continues to be a consultant to the Corporation.
(3)   Directors who are not executive officers.
(4)   Includes non-executive officers, employees and consultants.

OTHER COMPENSATION

During the Corporation's fiscal period ended December 31, 1998, the Corporation accrued and/or paid fees to a law firm for the provision of ongoing legal services to the Corporation amounting to approximately Cdn. $251,070.99. The Secretary of the Corporation is a partner of such firm.

------------------------------------------------------------------------------

ABACAN RESOURCE CORPORATION                   MANAGEMENT INFORMATION CIRCULAR

A company wholly owned by Mr. Cherwayko, a director of the Corporation, received or is entitled to receive from Liberty Technical Services Ltd., a subsidiary of the Corporation, a gross overriding royalty payment of approximately $1,082,000 for the fiscal year ended December 31, 1998. Liberty has not yet paid the production royalty.

Other than as set forth herein, the Corporation did not pay any additional compensation to the executive officers or directors (including personal benefits and securities or properties paid or distributed which compensation was not offered on the same terms to all full time employees) during the last completed fiscal year.

REPORT ON EXECUTIVE COMPENSATION

As of the Record Date, the Compensation Committee of the Corporation's Board of Directors (the "Compensation Committee") consisted of James Harvie, Daryl Seaman and Said Arrata. Messrs. Arrata and Seaman subsequently resigned from the Board of Directors and Compensation Committee on February 8, 1999. The Compensation Committee is responsible for annually and/or periodically recommending to the Board of Directors the cash and/or other compensation for the Company's executive officers and key employees and consultants. Such compensation will generally be determined by the Board of Directors based on the recommendation of the Compensation Committee, subject to applicable employment agreements. During the most recently completed financial year, the majority of the members of the Compensation Committee are directors who are not employees of the Corporation or any of its subsidiaries. Set forth below is the Compensation Committee's report on the compensation policies for year ended December 31, 1998 as they affected executive officers of the Corporation.

With regard to compensation of executive officers, it is the philosophy of the Corporation to provide a program which attracts and retains executive officers and other key employees critical to the Corporation's success and to reward executive officers for corporate, group and individual performance. Executive compensation, including to the President and Chief Executive Officer, is evaluated by the Compensation Committee using the aforementioned subjective criteria and is not based solely on specific objective criteria such as profitability of the Corporation or market value of its common shares. However, it is noted that management has followed a policy of granting compensation which is largely tied to shareholder value by the issuance of stock options whereby the value to the parties receiving such grants is thereby tied directly to increases in overall shareholders' market values. The Chief Executive Officer also makes recommendations to the Compensation Committee regarding the total compensation payable to the executives named in the Summary Compensation Table, other than himself, for each fiscal year, which recommendations the Compensation Committee has the discretion to accept or modify as it deems appropriate. The Compensation Committee sets the compensation payable to the Chief Executive Officer relying on similar factors.

In November 1998, the Board of Directors, based on the recommendation of the Compensation Committee, awarded incentive stock options commensurate with salary reductions accepted by two directors and one officer of the Corporation and its subsidiaries. In addition, a general award of stock options was made based on responsibility and performance relative to the Corporation's projects. No cash bonuses were awarded.

Other than Mr. Harvie, none of the members of the Compensation Committee are, or have been, employees of the Corporation.

At the fiscal year ended December 31, 1998, the Corporation had two executive officers, being Timothy T. Stephens, the President and Chief Executive Officer and James S. Harvie, Vice Chairman and Chief

------------------------------------------------------------------------------

ABACAN RESOURCE CORPORATION                   MANAGEMENT INFORMATION CIRCULAR

Operating Officer. The Corporation currently does not have nor at the completion of its most recent fiscal year did it have a Chief Financial Officer.

Respectively Submitted by                             James Harvie
the Compensation Committee                            Daryl Seaman
                                                      Said Arrata
PERFORMANCE GRAPH

In accordance with the requirements of the SECURITIES ACT (Ontario), the following graph compares cumulative shareholder return over the past five fiscal periods commencing on July 31, 1995 and ending on December 31, 1998 of the common shares of the Corporation (assuming a $100 investment was made on July 31, 1995) with the cumulative total return of The Toronto Stock Exchange Composite 300 Index.

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


MONTH/YEAR                      07/1995   12/1995   12/1996   12/1997    12/1998
                                -------   -------   -------   -------    -------
Abacan Resource Corporation..      $100      $ 89      $274      $ 52       $ 11
TSE 300 Composite Index......      $100      $102      $128      $145       $140


CORPORATE GOVERNANCE

The Corporation's Board of Directors considers good corporate governance to be central to the effective and efficient operation of the Corporation and has assigned ongoing responsibility for matters relating to corporate governance to the Corporate Governance Committee (the "Governance Committee"). As at the Record Date and during the most recently completed financial year, the Governance Committee consists of two unrelated directors, being Daryl Seaman and Said Arrata, as well as James Harvie, Vice Chairman

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ABACAN RESOURCE CORPORATION                   MANAGEMENT INFORMATION CIRCULAR
and Chief Operating Officer. Messrs. Arrata and Seaman subsequently resigned from the Board of Directors and Corporate Governance Committee on February 8, 1999. Due to his position as an executive officer, Mr. Harvie is not considered to be an unrelated director. Mr. Harvie, although not an unrelated director, is a former governor of the TSE and has broad experience in matters of corporate governance. The Board intends to continue to assess its corporate governance methods as part of the Board's ongoing commitment to ensure effective corporate governance.

At the completion of most recent financial year, the Corporation's Board of Directors was comprised of six members, two of whom qualify as unrelated directors by virtue of their independence from management of any interest, business or other relationship that could materially interfere with the directors' ability to act in the best interests of the Corporation. The unrelated directors were Mr. Seaman and Mr. Arrata. None of these directors were employed by the Corporation, had business interests with the Corporation or had directly received any remuneration from the Corporation other than stock options issued to them in their capacity as directors.

The Board are responsible for the stewardship of the Corporation. They have the responsibility to oversee the conduct of the business, supervise management and endeavour to ensure that all major issues affecting the business and affairs of the Corporation are given proper and due consideration. The President and CEO, along with his management team are responsible for formulating the mission, strategies and policies of the Corporation and presenting them to the Board for approval. The Board considers the information provided by the CEO and management and if appropriate, approves the strategies of the Corporation and the policies in which it is managed. Once implemented, the Board monitors and evaluates management's performance on an ongoing basis and provides support and guidance to the President and CEO in achieving the Corporation's business objectives.

The strategies and policies presented by management and approved by the Board establish the corporate objectives that the President and CEO is responsible for meeting and define the limits of management's responsibilities. Matters that may result in a variance to the approved strategies and policies require Board approval. In addition, it is the practice of the Board to approve any major capital expenditures, acquisitions, divestitures or other material transactions, whether or not specifically set out in the annual business plan.

The Governance Committee has reviewed the composition and operation of the Corporation's board of directors in light of the TSE's corporate governance guidelines (the "Guidelines"). In the opinion of the Governance Committee, circumstances where the Guidelines have not been adhered to are largely due to the fact that the Corporation has focused its attention and limited resources on its business and affairs and that consequently, the Corporation has not yet fully developed the controls and procedures found in more established companies. The Corporation is committed to the objectives of the corporate governance Guidelines established by the TSE and will continue to work toward complying with the objectives set forth therein.

The Corporation has not yet fully addressed all aspects of the TSE Guidelines. Areas where the Corporation may not be in full compliance with the Guidelines are as follows:

            Guideline 2 - Due to the addition of Mr. Stephens as a member of the Board in the first quarter of 1998, the Corporation did not have a majority of unrelated directors during the most recently completed financial year.

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ABACAN RESOURCE CORPORATION                   MANAGEMENT INFORMATION CIRCULAR

            Guideline 4 - The Corporation has not yet established a formal committee for the purpose of proposing new nominees to the Board. Notwithstanding this, the Board as a whole has established an informal process to propose new nominees, which process resulted in the appointment of Mr. Timothy Stephens as President, CEO and director in February 1998 and the appointment of Messrs. Kishpaugh and Rutherford in February 1999.

            Guideline 5 - The function of assessing the effectiveness of the Board of a whole rests with the Governance Committee. The Governance Committee has not yet fully assessed the performance or effectiveness of the Board as a whole or the performance of individual Board members.

            Guideline 6 - The Corporation has not yet implemented a formal education and orientation program for new recruits to the Board. As time and resources permit, it is the intention of the Corporation to establish a "Directors Manual" for new and existing directors which is intended to address different aspects of the Corporation's business. In the meantime, management will continue to make informal presentations to the Board respecting the Corporation's ongoing business and operations.

            Guidelines 11 and 12 - In as much as the Board has concentrated its efforts and attention on the ongoing business operations of the Corporation, it has not yet had the opportunity to sufficiently address and document the relationship of the responsibilities between corporate management and the Board or to develop formal position descriptions for individual members of the Board or the Chief Executive Officer. The Governance Committee has been directed by the Board to review these guidelines and to implement a program with a view to future compliance.

                    INDEBTEDNESS OF DIRECTORS AND OFFICERS

No director, executive officer, senior officer or any of their respective associates or affiliates or any proposed nominee director is or has been at any time since the beginning of the last completed fiscal year, indebted to the Corporation or any of its subsidiaries nor has any such person been indebted to any other entity where such indebtedness is the subject of a guarantee, support agreement, letter of credit or similar arrangement or understanding, provided by the Corporation or any of its subsidiaries.

                 INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS
                         AND MATTERS TO BE ACTED UPON

Other than as set forth herein, in the company's Form 10-KSB or as previously disclosed, the Corporation is not aware of any other material transaction involving any director, executive officer, proposed nominee for election as a director or any shareholder holding more than 10% of the voting rights attached to the common shares or any associate or affiliate of any of the foregoing.

The Corporation is not aware of any other material interest of any director, executive officer, proposed nominee for election as a director or any associate or affiliate of any of the foregoing in any matter to be acted upon at the Meeting.

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ABACAN RESOURCE CORPORATION                   MANAGEMENT INFORMATION CIRCULAR

                     COMPLIANCE WITH SECTION 16(A) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors, officers and persons holding more than ten percent of a registered class of the Corporation's equity securities to file with the Securities and Exchange Commission and any stock exchange or automated quotation system on which the common shares may then be listed or quoted (i) initial reports of ownership, (ii) reports of changes in ownership and (iii) annual reports of ownership of common shares and other equity securities of the Corporation. Such directors, officers and ten percent shareholders are also required to furnish the Corporation with copies of all such filed reports.

Section 16(a) of the Securities and Exchange Act of 1934 was not applicable to the Corporation's officers, directors and 10% shareholders for the year ended December 31, 1998. The section became applicable effective January 1, 1999. Since becoming effective, the Corporation believes that all Section 16(a) reporting requirements applicable to the Corporation officers, directors and 10% shareholders have been fulfilled by such persons on a timely basis.

                                ANNUAL REPORTS

The Corporation's Annual Report to shareholders for the year ended December 31, 1998 accompanies this Management Circular. The Corporation has filed or anticipates filing its Annual Report and Form 10-KSB for the year ended December 31, 1998 with the Securities and Exchange Commission on or about February 26, 1999. A COPY OF THE FORM 10-KSB, INCLUDING ANY FINANCIAL STATEMENTS AND SCHEDULES AND A LIST DESCRIBING ANY EXHIBITS NOT CONTAINED THEREIN, MAY BE OBTAINED WITHOUT CHARGE BY ANY SHAREHOLDER. WRITTEN REQUESTS FOR COPIES OF THE REPORT SHOULD BE DIRECTED TO ABACAN RESOURCE CORPORATION, SUITE 669, 3050 POST OAK BLVD, HOUSTON, TEXAS, 77056.

                           YEAR 2000 CONSIDERATIONS

The Corporation is aware of the issues associated with the two digit programming code in some existing computer systems which may render such systems incapable of properly interpreting dates beyond the year 1999, and lead to business disruptions (the "Year 2000 Issue"). The Corporation has conducted a review of its computer systems to identify the systems that could be affected by the Year 2000 Issue. The Corporation is satisfied that reasonable steps have been taken to address the Year 2000 Issue as it applies to the Corporation's systems. The Corporation will continue to monitor this issue and take the necessary steps for its computer system to be Year 2000 compliant. However, there can be no assurance that the systems of other companies on which the Corporation's systems rely will be converted in a timely manner in order to be year 2000 compliant and the Corporation cannot estimate or provide any assurances to whether or not that will have a material effect on the Corporation.

                    PARTICULARS OF MATTERS TO BE ACTED UPON

To the knowledge of the Board of Directors of the Corporation, the only matters to be brought before the meeting are those matters set forth in the accompanying Notice of Meeting. Details regarding the votes required to approve the matters being presented to the shareholders as well the method by which the votes will be counted are as set forth below.

The election of directors, as set forth in Proposal 2, will be determined by a plurality of votes cast by the holders of common shares. Accordingly, abstentions will have no effect on the outcome of the election of directors. Cumulative voting for the election of directors is not permitted. The approval of Proposal

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ABACAN RESOURCE CORPORATION                   MANAGEMENT INFORMATION CIRCULAR

3, to effect a reverse stock split, will require the affirmative vote of holders of two-thirds of the common shares voted at the Meeting in person or by proxy. Abstentions and non-votes will have no effect. The approval of Proposal 4, to ratify the selection of the Corporation's accountant, will be determined by a plurality of the votes cast, and abstentions and non-votes will have no effect.

PROPOSAL 1. REPORT TO SHAREHOLDERS

The Board of Directors of the Corporation have approved all of the information in the Report to Shareholders that accompanies this present Circular, including the consolidated audited financial statements delivered therewith for the fiscal period ended December 31, 1998.

PROPOSAL 2. ELECTION OF DIRECTORS

For this forthcoming year, it is proposed that the board of directors shall consist of five members. Management therefore intends to place before the meeting, for approval, with or without modification, a resolution fixing the board of directors at five members for the next ensuing year. Management does not contemplate that any of such nominees will be unable to serve as directors; however, if for any reason any of the proposed nominees do not stand for election or are unable to serve as such, PROXIES IN FAVOUR OF MANAGEMENT DESIGNEES WILL BE VOTED FOR ANOTHER NOMINEE IN THEIR DISCRETION UNLESS THE SHAREHOLDER HAS SPECIFIED IN HIS PROXY THAT HIS SHARES ARE TO BE WITHHELD FROM VOTING IN THE ELECTION OF DIRECTORS. Each director elected will hold office until the next annual meeting of shareholders or until his successor is duly elected, unless his office is earlier vacated in accordance with the Bylaws of the Corporation.

The following table sets forth the name of each of the persons proposed to be nominated for election as a director, all positions and offices in the Corporation presently held by him, his municipality of residence, his principal occupation at the present and during the preceding five years, the date upon which he commenced serving as a director, and the number of voting common shares of the Corporation that he has advised are beneficially owned by him, directly or indirectly, or over which control or direction is exercised, as of the Effective Date.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE FOLLOWING PERSONS TO BE DIRECTORS OF THE CORPORATION FOR THE ENSUING YEAR. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, IT IS THE INTENTION OF THE MANAGEMENT DESIGNEES, NAMED AS PROXY, TO VOTE FOR THE ELECTION OF THOSE PERSONS NOMINATED BELOW TO THE BOARD OF DIRECTORS.

                                                                                                   NUMBER OF     PERCENTAGE
                                                                                                     SHARES       OF SHARES
                                                                                                  BENEFICIALLY   BENEFICIALLY
      NAME            AGE   POSITION           PRINCIPAL OCCUPATION WITHIN LAST FIVE YEARS            OWNED       OWNED(1)
-------------------   ---  ---------------    -------------------------------------------------   ------------   ------------
Timothy T.             46  President,         President, Chief Executive Officer and Director            1,000           0.01%
Stephens                   Chief Executive    since February 1998; prior thereto, between March      2,200,000(1)
Houston, Texas             Officer            1995 and May 1997, the President and a Director
                           and Director       of Seven Seas Petroleums Inc. (TSE and
                                              NASDAQ); prior thereto, between July 1991 and
                                              March 1995, the Vice President with Enron Capital
                                              and Trade Resources Inc.

James S. Harvie(2)     49  Vice Chairman      Vice Chairman, Chief Operating Officer and               350,000           0.33%
Calgary, Alberta           and                director since June 1997; prior thereto, between       1,625,000(1)
                           Chief Operating    June 1994 and August 1996, the Executive Vice
                           Officer            President of Midland Walwyn Capital Inc.; prior
                           and Director       thereto, President of Deacon Barclay's Canada;
                                              former Governor of The Toronto Stock Exchange.

------------------------------------------------------------------------------

ABACAN RESOURCE CORPORATION                   MANAGEMENT INFORMATION CIRCULAR

                                                                                                   NUMBER OF     PERCENTAGE
                                                                                                     SHARES       OF SHARES
                                                                                                  BENEFICIALLY   BENEFICIALLY
      NAME            AGE   POSITION           PRINCIPAL OCCUPATION WITHIN LAST FIVE YEARS            OWNED       OWNED(1)
-------------------   ---  ---------------    -------------------------------------------------   ------------   ------------
T. B. ("Tunde")        39         Director    Executive Director of Yinka Folawiyo Petroleum               Nil            Nil
Folawiyo                                      Co. Ltd. (a private Nigerian oil company) and          2,025,000(1)
Lagos, Nigeria                                Executive Director of Yinka Folawiyo Group of
                                              Companies (an international business conglomerate);
                                              Director of the Corporation and its predecessor
                                              since December, 1993.

James A.               58         Director    Chairman and CEO of Merlon Petroleum                         Nil            Nil
Kishpaugh(2)                                  Company, a private company, since 1997.                      Nil
Houston, Texas                                Chairman and CEO of Texas International
                                              Company (NYSE) and Phoenix Resources
                                              Company (NASDAQ) from 1978 to 1990.  A
                                              director of the Corporation  since February 1999.

Kenneth C.             45         Director    Vice President and CFO of Scorpion Energy                    Nil            Nil
Rutherford(2)                                 Corporation (TSE) from 1998 to present; President            Nil
                                              of Captiva Resource Corporation, a private oil and
                                              gas financial, investment and administrative
                                              services company, from 1993 to present; Vice
                                              President Finance and CFO of Arakis Energy
                                              Corporation (NASDAQ) from December 1996 to
                                              September 1997 and a Director of Arakis from July
                                              1997 to October 1998. A directors of the
                                              Corporation since February 1999.

Notes:

(1) Percentage based on a total of 114,370,836 issued and outstanding common shares.
(2)   Member of the Audit Committee.

PROPOSAL 3. AMENDMENT TO THE CERTIFICATE OF AMALGAMATION TO EFFECT A REVERSE
            STOCK SPLIT

The Corporation's Board of Directors has unanimously approved and determined to submit to the shareholders of the Corporation an amendment (the "Amendment") to the Corporations Certificate of Amalgamation to effect a consolidation (reverse stock split) of the Corporation's common shares (the "Reverse Stock Split").

The Reverse Stock Split will be effected in accordance with a formula based upon the trading price of the Corporation's common shares during the ten (10) trading days prior to the filing of the Amendment. Under this formula, the Reverse Stock Split will be effected pursuant to a conversion rate equal to the lower of (1) ten shares of the Corporation's presently outstanding common stock; or (2) that number of common shares obtained by dividing $1.80 by the average of the closing low bid prices of the Corporation's common shares during the ten (10) trading days prior to the filing of the Amendment, being converted into one (1) new share of the Corporation's common stock (the "Conversion Formula"). In the event that the Conversion Formula would result in the conversion of a fractional number of shares of the Corporation's presently outstanding common stock into each new share of the Corporation's common stock, the resulting ratio will be rounded up to the next whole number. For example, if the average of the closing low bid prices of the Corporation's common shares during the (10) trading days prior to the filing of the Amendment were $0.45 per share, the Reverse Stock Split would result in each four (4) shares of the Corporation's presently outstanding common shares being converted into one (1) new share of the Corporation's common shares (the "New Common Share"). By the way of further example, if the average of the closing low bid prices of the Corporation common shares during the ten (10) trading days prior to the filing of the Amendment was $0.40 per share, the Reverse Stock Split would result in each five (5) shares of the Corporation's presently outstanding common shares being converted into one
(1) New Common Share.

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
                                   - 20 -

The Corporation is currently authorized to issue an unlimited number of common shares, of which 114,370,836 were outstanding on the Record Date. If the Reverse Stock Split is effected, the number of authorized shares shall remain the same, but the number of outstanding shares shall be proportionately decreased based on the Conversion Formula. For example, if the Reverse Stock Split results in each four (4) shares of the Corporation's presently outstanding shares of common shares being converted into one (1) New Common Share, the number of outstanding New Common Shares would be decreased to approximately 28,592,709. The rights and preferences of the New Common Shares would not be affected by the Reverse Stock Split.

Each shareholder's percentage ownership of the Corporation and the number of Corporation shareholders should not materially change as a result of the Reverse Stock Split.

NASDAQ $1.00 MINIMUM BID REQUIREMENT

The Corporation has received notice from The Nasdaq Stock Market Inc. ("Nasdaq") that its common shares are not in compliance with the minimum bid requirement for continued listing on the Nasdaq National Market System. The Company does not believe that it will be able to satisfy the requirements for continued listing on Nasdaq's National Market System without giving effect to the Reverse Stock Split. The Board of Directors is recommending the Reverse Stock Split to allow the Corporation's common shares to comply with the maintenance requirements for listing on Nasdaq's National Market. One of the maintenance standards of the National Market is the requirement that the Corporation's common shares have a minimum bid price of $1.00 per share (the "$1.00 Minimum Bid").

In the event that the Corporation's common shares do not satisfy the $1.00 Minimum Bid, it will be subject to delisting from Nasdaq's National Market System and will not be eligible for listing on the Nasdaq's Smallcap Market.

The Board of Directors believes that a delisting from Nasdaq could, among other things, decrease the liquidity of its outstanding common shares and consequently, reduce the trading price and increase the transaction costs of trading such shares. The Board of Directors believes that if the Reverse Stock Split is approved, the bid price will likely increase over the $1.00 Minimum Bid which should permit the Company to maintain its listing on the Nasdaq National Market.

POTENTIAL EFFECTS OF THE REVERSE STOCK SPLIT

If this proposal is approved by the Corporation's shareholders, one New Common Share will be issued for a multiple number of presently outstanding shares of common stock based upon the Conversion Formula.

Although the Reverse Stock Split will not, by itself, impact the Corporation's assets or prospects, the Reverse Stock Split could result in a decrease in the aggregate market value of the Corporation's equity capital. The Board of Directors believes that this risk is outweighed by the benefit of compliance with the Nasdaq National Market maintenance requirements. There can, however, be no assurance that approval of the Reverse Stock Split will succeed in raising the bid price of the Corporation's common shares above $1.00, that such price, if achieved, would be maintained, or if maintained, that the Corporation's common shares would not be delisted by Nasdaq for other reasons. The Corporation believes that it is compliant with all of the other maintenance requirements of the Nasdaq National Market.

The Corporation has made an application to The Toronto Stock Exchange for approval of the Reverse Stock Split. As at the Record Date, approximately 80% of the Corporation's common shares are held outside of Canada. The Corporation has received notification from the TSE that it does not currently meet

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ABACAN RESOURCE CORPORATION                   MANAGEMENT INFORMATION CIRCULAR
the TSE's requirements for a Reverse Stock Split. Consequently, if the Corporation elects to proceed with the Reverse Stock Split without meeting the applicable TSE requirements, its common shares will be delisted from the TSE immediately prior to the completion of the Reverse Stock Split. A delisting of the Corporation's common shares from the TSE may be materially adverse to the liquidity of the Corporation's shareholders, particularly shareholders resident in Canada. If the Corporation's common shares are delisted from the TSE, Canadian residents would have to trade their shares over the Nasdaq National Market. Quotations on the Nasdaq National Market are in U.S. dollars. Consequently all purchases and sales of the Corporation's common shares would be in U.S. rather than Canadian currency.

OUTSTANDING COMMON SHARES

As of the Record Date, there were outstanding 114,370,836 common shares. The Corporation may be required to issue additional common shares pursuant to the stock option agreements referred to in this Circular. Any common shares issued after the Reverse Stock Split upon the exercise of stock options would be issued following an adjustment to the exercise price and common shares subject to exercise based on the Conversion Formula.

AMENDMENT TO THE CERTIFICATE OF AMALGAMATION AND NOTIFICATION OF SHAREHOLDERS

The Amendment has been adopted by unanimous resolution of the Board of Directors, subject to approval by the Corporation's shareholders. Upon filing of appropriate documents to effect the Reverse Stock Split, including the amendment to the Corporation's Certificate of Amalgamation, the Board will notify the shareholders that the Reverse Stock Split has been effected. Such notification may be in writing or by issuance of a press release. The Corporation reserves the right not to file the documents to effect the Reverse Stock Split after the Amendment has been approved by the Corporation's shareholders if the Corporation determines that the Amendment would not enable the Corporation to meet the continued listing requirements of the Nasdaq National Market or if the Corporation otherwise determines that the Reverse Stock Split is not in the best interests of the Corporation or its shareholders.

EXCHANGE OF SHARE CERTIFICATES

If the Amendment is approved by the Corporation's shareholders, the Board of Directors will determine the Reverse Stock Split ratio based upon the Conversion Formula and the Corporation will file Articles of Amendment with the Registrar of Corporations for the Province of Alberta. The Reverse Stock Split will become effective on the date of such filing of the Articles of Amendment (the "Amendment Date") and the shareholders will be notified on or after the Amendment Date that the Reverse Stock Split has been effected. The Corporation's transfer agent will act as the Corporation's exchange agent ( the "Exchange Agent") for holders of common stock to exchange their certificate representing shares of the Corporation's common stock.

As soon as practicable after the Amendment Date, shareholders will be notified and requested to surrender their certificate. Beginning on the Amendment Date, each certificate representing shares of the Corporation's common stock will be deemed for all corporate purposes to evidence ownership of New Common Shares. No fractional shares will be issued nor will payment be made in respect of fractional shares.

U.S. FEDERAL INCOME TAX CONSEQUENCE OF REVERSE STOCK SPLIT

The following general discussion summarizes certain anticipated federal income tax consequences with respect to the Reverse Stock Split. This discussion does not purport to be a complete analysis of all the

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ABACAN RESOURCE CORPORATION                   MANAGEMENT INFORMATION CIRCULAR
potential tax effects that may be relevant to the Corporation or to a particular shareholder of the Corporation. In addition, this discussion does not address the U.S. federal income tax consequences relevant to particular categories of shareholders subject to special treatment under federal income tax laws, such as dealers in securities, insurance companies, tax-exempt entities, and foreign individuals and entities. This discussion also does not describe any tax consequence arising out of the land of any state, locality or foreign jurisdiction.

This discussion is based upon the U.S. Tax Code, U.S. Treasury Regulations, Internal Revenue Service ("IRS") rulings, and judicial decisions now in effect, all of which are subject to change at any time by legislative, judicial, or administrative action, and any such changes may be retroactively applied in a manner that could adversely affect the Corporation or a particular shareholder. However, based on the authorities noted above, the management of the Corporation believes that the probable tax consequences of the Reverse Stock Split can be summarized as follows:

1. No gain or loss will be recognized by shareholders as a result of the exchange of New Common Shares for old common shares pursuant to the Reverse Stock Split.

2. The tax basis of the New Common Shares received by each shareholder will equal the tax basis of such shareholder's old common shares surrendered and exchanged therefor in the stock split.

3. The holding period for the New Common Shares received by each shareholder will include the holding period for the old common shares of such shareholder surrendered and exchanged therefor in the Reverse Stock Split, provided such old common share is a capital asset in the hands of the shareholder on the effective date of the Reverse Stock Split.

4. The Corporation will not recognize gain or loss as a result of the Reverse Stock Split.

While the management of the Corporation believes that the foregoing are the probable tax consequences of the Reverse Stock Split, the Corporation has not sought a ruling from the IRS with respect to any of the federal income tax aspects of the Reverse Stock Split. ACCORDINGLY, EACH SHAREHOLDER SHOULD SEEK INDEPENDENT COUNSEL REGARDING THE POSSIBLE FEDERAL TAX CONSEQUENCES OF THE TRANSACTIONS WITH RESPECT TO HIS OR HER INDIVIDUAL CIRCUMSTANCES.

The text of the proposed special resolution in respect of the approval of the Reverse Stock Split of the Corporation's common shares is as follows:

"BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

      1. THE BOARD OF DIRECTORS BE AND IS HEREBY AUTHORIZED TO AMEND THE ARTICLES OF THE CORPORATION TO GIVE EFFECT TO A CONSOLIDATION (REVERSE STOCK SPLIT) OF THE CORPORATION'S COMMON SHARES IN ACCORDANCE WITH THE CONVERSION FORMULA DESCRIBED IN THE CORPORATION'S MANAGEMENT INFORMATION CIRCULAR PREPARED IN RESPECT OF THIS MEETING;

      2. THE BOARD OF DIRECTORS, IN ITS SOLE DISCRETION, MAY ACT UPON THIS RESOLUTION TO EFFECT THE ABOVE-NOTED CONSOLIDATION OR, IF DEEMED APPROPRIATE, MAY CHOSE NOT TO ACT ON THIS RESOLUTION;

      3. SHAREHOLDERS SHALL NOT BE ENTITLED TO RECEIVE FRACTIONAL SHARES AS A RESULT OF THE CONSOLIDATION (REVERSE STOCK SPLIT), OR PAYMENT IN LIEU THEREOF, AND THE NUMBER OF SHARES ISSUABLE ON THE CONSOLIDATION (REVERSE STOCK SPLIT) SHALL BE ROUNDED UP TO THE

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ABACAN RESOURCE CORPORATION                   MANAGEMENT INFORMATION CIRCULAR

            NEAREST WHOLE NUMBER OF COMMON SHARES, ALL IN ACCORDANCE WITH THE CONVERSION FORMULA; AND

      4. ANY ONE OR MORE DIRECTORS OR OFFICERS BE AND ARE HEREBY AUTHORIZED, UPON THE BOARD OF DIRECTORS RESOLVING TO GIVE EFFECT TO THIS RESOLUTION, TO TAKE ALL NECESSARY STEPS AND PROCEEDINGS, AND TO EXECUTE AND DELIVER AND FILE ANY AND ALL APPLICATIONS, (INCLUDING, WITHOUT LIMITATION APPLICATIONS TO STOCK EXCHANGES AND OTHER REGULATORY BODIES), DECLARATIONS, DOCUMENTS AND OTHER INSTRUMENTS AND DO ALL SUCH OTHER ACTS AND THINGS (WHETHER UNDER CORPORATE SEAL OF THE CORPORATION OR OTHERWISE) THAT MAY BE NECESSARY OR DESIRABLE TO GIVE EFFECT TO THE PROVISIONS OF THIS RESOLUTION."

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RESOLUTION AUTHORIZING A CONSOLIDATION (REVERSE SPLIT) OF THE CORPORATIONS COMMON SHARES. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, IT IS THE INTENTION OF THE MANAGEMENT DESIGNEES NAMED AS PROXY TO VOTE IN FAVOUR OF THE RESOLUTION.

PROPOSAL 4. APPROVAL OF THE RETENTION OF THE INDEPENDENT AUDITORS

The Board of Directors has approved the retention of Deloitte & Touche LLP as the Corporation's independent auditors for the 1999 fiscal year. Although shareholder ratification is not required, the Board of Directors has directed that such appointment be submitted to the shareholders of the Corporation for ratification at the Meeting. In addition, the Board of Directors in its discretion may direct the appointment of a new independent accounting firm at any time during the year if the Board believed that such change is in the best interests of the Corporation and its shareholders, Deloitte & Touche LLP served as the Corporation's independent public auditors for the 1998 fiscal year.

It is anticipated that representatives of Deloitte & Touche LLP will be present at the Meeting and will have an opportunity to make a statement if they desire to do so, and to respond to any appropriate inquiries from shareholders.

The affirmative vote of the holders of a majority of the issued and outstanding common shares present and voting at the meeting (excluding abstentions and broker non-votes, which are not deemed present and voting for this purpose) is necessary for the adoption of the proposal. If the shareholders do not ratify the appointment of Deloitte & Touche LLP, the Board of Directors may reconsider the appointment.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE RETENTION OF DELOITTE & TOUCHE LLP. IN THE ABSENCE OF CONTRARY INSTRUCTIONS, THE MANAGEMENT DESIGNEES, IF NAMED AS PROXY, INTEND TO VOTE THE COMMON SHARES REPRESENTED BY PROXY IN FAVOUR OF THE RESOLUTION APPROVING THE RETENTION OF DELOITTE & TOUCHE LLP.


               DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at the Corporation's 2000 Annual Meeting of Stockholders must be received by the Secretary of the Corporation no later than December 31, 1999 and must otherwise comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934. Such proposals should be addressed to the Corporation's Secretary, and may be included in next year's proxy statement, if they comply with certain rules and regulations promulgated by the Commission. Additionally, the proxy solicited by the Board for the 2000 Annual Meeting of Stockholders will confer

------------------------------------------------------------------------------

ABACAN RESOURCE CORPORATION                   MANAGEMENT INFORMATION CIRCULAR
discretionary authority to vote on any stockholder proposal presented at that meeting unless the Corporation is provided with notice of such proposal no later than March 15, 2000.

                                    GENERAL

The contents and the sending of this Management Information Circular have been approved by the Board of Directors of the Corporation.

                                  CERTIFICATE

The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

DATED at Houston, Texas, this 1st day of March, 1999.


"SIGNED"                                        "SIGNED"
TIMOTHY T. STEPHENS                             JAMES S. HARVIE
Chief Executive Officer                         Director

------------------------------------------------------------------------------

ABACAN RESOURCE CORPORATION                   MANAGEMENT INFORMATION CIRCULAR

                           ABACAN RESOURCE CORPORATION
                               INSTRUMENT OF PROXY

          FOR THE ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON MONDAY, MARCH 29, 1999

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned shareholder of Abacan Resource Corporation (the "Corporation") hereby appoints Mr. Timothy T. Stephens, President of the Corporation, or failing him, Mr. Edward W. Tapuska, Secretary of the Corporation, or instead of either of the foregoing, _____________________, as proxy holder of the undersigned at the Annual General and Special Meeting of Shareholders (the "Meeting"), to be held on Monday, March 29, 1999 at the J.W. Marriott Hotel, 5051 Westheimer, Houston, Texas, 77056 at 10:00 a.m. Houston time, and at any adjournment or adjournments thereof, and at any ballot that may take place in consequence thereof, and with discretionary authority with respect to such other matters, not known or determined at the time of solicitation of the Proxy, as may come before the said meeting or any adjournments thereof to the same extent and with the same powers as if the undersigned were personally present at the Meeting. Receipt of the Notice of the Meeting and the Management Information Circular and Proxy Statement is hereby acknowledged.

      THIS INSTRUMENT OF PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION. THE SHARES REPRESENTED BY THIS INSTRUMENT OF PROXY, WHERE THE SHAREHOLDER HAS SPECIFIED A CHOICE WITH RESPECT TO THE ABOVE MATTERS, WILL BE VOTED AS DIRECTED BELOW OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" SUCH MATTERS. Without limiting the general powers hereby conferred, the undersigned hereby directs the said proxyholder to vote the shares represented by this instrument of proxy in the following manner:

1.  FOR  [ ] or AGAINST [ ] the resolution setting the number of directors to be elected at five.

2.  [ ] FOR all nominees listed below     [ ] WITHHOLD AUTHORITY for all
        (except as otherwise indicated        nominees listed below
         below)

      INSTRUCTION: To withhold authority to vote for any of the nominees listed below, draw a line through such nominee's name.

      Nominees:   Timothy T. Stephens, James S. Harvie, T.B. ("Tunde") Folawiyo,
                  James A. Kishpaugh, Kenneth C. Rutherford

3.    FOR [ ] or AGAINST[ ] the resolution authorizing the board of directors in its sole discretion, to amend the Articles of the Corporation to give effect to a consolidation (reverse split) of the Corporation's common shares in accordance with the Conversion Formula described in the Management Information Circular.

4.    FOR [ ] or WITHHOLD [ ] the re-appointment of Deloitte & Touche, L.L.P., as the Auditor of the Corporation for the ensuing year.

5. At the discretion of the said proxyholder, upon any amendment or variation of the above matters or any other matter that may be properly brought before the Meeting or any adjournment thereof, in such manner as such proxy, in such proxyholder's sole judgment, may determine.

      EACH SHAREHOLDER HAS THE RIGHT TO APPOINT A PROXYHOLDER OTHER THAN THE PERSONS DESIGNATED ABOVE, WHO NEED NOT BE A SHAREHOLDER, TO ATTEND AND ACT FOR HIM AND ON HIS BEHALF AT THE MEETING. To exercise such right, the names of the nominees of management should be crossed out and the name of the shareholder's appointee should be legibly printed in the blank space provided. Such shareholder should notify the nominee of his appointment, obtain his consent to act as proxy and should instruct him on how the shareholder's shares are to be voted. In any case, this Instrument of Proxy should be dated and executed by the shareholder or his attorney authorized in writing, with proof of such authorization attached, where an attorney executed this Instrument of Proxy.

      THE UNDERSIGNED HEREBY revokes any former proxies previously given.

      DATED this ____ day of _____________________, 1999.



                                          (signature of shareholder)


                                          (name of shareholder - Please Print)

                              NOTES:

                              1.    This Instrument of Proxy will not be
                                    valid and will not be acted upon
                                    or voted unless it is completed as
                                    outlined herein and delivered to the
                                    Corporation c/o the offices of Montreal
                                    Trust Company, 6th Floor, 530
                                    - 8th Avenue S.W., Calgary, Alberta,
                                    Canada, T2P 3S8, at least forty-
                                    eight (48) hours, excluding Saturdays and holidays, before the time set for the Meeting or any adjournment thereof.
                              2. If the shareholder is an individual, this Instrument of Proxy must be executed by the shareholder or his attorney authorized in writing.
                              3.    Joint owners should each sign this
                                    Instrument of Proxy.
                              4. If the shareholder is a corporation, this Instrument of Proxy must be executed under corporate seal or by a duly authorized officer or attorney of the Corporation.
                              5.    Persons signing as executors,
                                    administrators, trustees, etc. should so indicate and give their full title as such.